Exhibit 99.2
NYSE: CHG
Third Quarter 2010
Earnings Conference Call
and
Earnings Release Supplement

October 28, 2010

Earnings Conference Call
October 28, 2010
Today’s Agenda
Introduction   Steven Lant
     Chairman, President & CEO
Financial Results  Kim Wright
     Vice President - Accounting & Controller
Strategy Review  Steven Lant
     Chairman, President & CEO
     Christopher Capone
     Executive Vice President & CFO
Questions & Answers  All Participants
3Q 2010 Earnings Conference Call

Earnings Conference Call
October 28, 2010
Statements included in this presentation which are not historical in nature are intended to be, and are hereby identified as, “forward-looking statements” for purposes of the safe harbor provided by
Section 21E of the Exchange Act. Forward-looking statements may be identified by words including
“anticipates,” “intends,” “estimates,” “believes,” “projects,” “expects,” “plans,” “assumes,” “seeks,” and similar expressions. Forward-looking statements including, without limitation, those relating to CH
Energy Group’s and Central Hudson’s future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: deviations from normal seasonal weather and storm activity; fuel prices; plant capacity factors; energy supply and demand; potential future acquisitions; the result of plans to divest non-core investments in an orderly manner; legislative, regulatory, and competitive developments; interest rates; access to capital; market risks; corn and ethanol prices; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs including future market prices for energy, capacity, and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. CH Energy Group and Central Hudson undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
Given these uncertainties, undue reliance should not be placed on the forward-looking statements.
Forward-looking Statements

Earnings Conference Call
October 28, 2010
CH Energy Group Earnings Per Share for Third Quarter 2010
and Nine Months Ended September 30, 2010.
NOTE: Refer to page 26 of this presentation for a reconciliation to CH Energy Group’s Consolidated earnings per share.
	Quarter Ended		Nine Months Ended
	September 30		September 30
	2009	2010	2009	2010
Central Hudson	$0.55	$0.60	$1.39	$2.26
Griffith	(0.22)	(0.14)	0.28	0.01
Other Businesses and Investments	0.01	(0.35)	0.04	(0.43)
Consolidated Earnings	0.34	0.11	1.71	1.84

Ethanol Investment Impairment	-	(0.44)	-	(0.44)
Consolidated Earnings Before Ethanol Investment Impairment	$0.34	$0.55	$1.71	$2.28

Introduction

EPS (basic) by Segment
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($1.00)
Earnings Per Share (EPS)
Q3 2009
Q3 2010
YTD Q3 2009
YTD Q3 2010

Earnings Conference Call
October 28, 2010
Central Hudson - Electric
Central Hudson - Natural Gas
Griffith
Other Businesses
& Investments
$0.11
$0.34
$1.71
$1.84
Financial Results - CH Energy Group

Earnings Conference Call
October 28, 2010
NOTE: Refer to page 26 of this presentation for a reconciliation to CH Energy Group’s consolidated earnings per share.

Earnings per Share (basic)	Quarter Ended			Nine Months Ended
	September 30			September 30
	2009	2010	Change	2009	2010	Change
Central Hudson - Electric	$0.62	$0.64	$0.02	$1.12	$1.70	$0.58
Central Hudson - Natural Gas	(0.07)	(0.04)	0.03	0.27	0.56	0.29
Total Central Hudson	$0.55	$0.60	$0.05	$1.39	$2.26	$0.87

			Change			Change
Regulatory Mechanisms and Unusual Events:
Uncollectible deferral			$(0.02)			$0.12

Delivery revenue			0.16			1.00
Weather impact on sales			-			(0.13)
Sales per customer			-			0.03
Interest income on regulatory assets			-			0.02
Lower uncollectible reserves			0.06			0.13
Higher storm restoration expense			-			(0.05)
Higher depreciation			(0.03)			(0.09)
Higher property and other taxes			(0.04)			(0.09)
Higher trimming costs			(0.06)			(0.03)
Other			(0.02)			(0.04)
			$0.05			$0.87
Financial Results - Central Hudson

Earnings Conference Call
October 28, 2010
NOTE: Refer to page 26 of this presentation for a reconciliation to CH Energy Group’s consolidated earnings per share.

Earnings per Share (basic)	Quarter Ended			Nine Months Ended
	September 30			September 30
	2009	2010	Change	2009	2010	Change
Griffith - Fuel Distribution	$(0.22)	$(0.14)	$0.08	$0.28	$0.01	$(0.27)

			Change			Change
Discontinued operations			$0.06			$(0.19)

Margin on petroleum sales and services			0.01			(0.03)
Weather impact on sales (including hedging)			-			(0.05)
Weather-normalized sales (including conservation)			(0.01)			(0.05)
Operating expenses			0.01			0.04
Lower uncollectible accounts			-			0.04
Other			0.01			(0.03)
			$0.08			$(0.27)

Financial Results - Griffith

Earnings Conference Call
October 28, 2010
NOTE: Refer to page 26 of this presentation for a reconciliation to CH Energy Group’s consolidated earnings per share.

Earnings per Share (basic)	Quarter Ended			Nine Months Ended
	September 30			September 30
	2009	2010	Change	2009	2010	Change
Other Businesses & Investments	$0.01	$(0.35)	$(0.36)	$0.04	$(0.43)	$(0.47)

			Change			Change
Ethanol investment impairment			$(0.44)			$(0.44)
Lower income taxes			0.11			0.11

Biomass investment			(0.02)			(0.07)
Holding company interest expense			-			(0.04)
Lower income taxes			0.01			(0.01)
Other			(0.02)			(0.02)
			$(0.36)			$(0.47)
Financial Results - Other Businesses & Investments

Earnings Conference Call
October 28, 2010
Shift in Corporate Strategy
We have determined our best course for long-term growth in
shareholder value will be to:
 • Focus corporate resources on
 • Central Hudson
 • Griffith
 • Discontinue business development in unregulated renewable energy
 • Unwind current investments in unregulated renewable energy
 • Proceeds are expected to be used primarily for the repurchase of common stock and repayment of debt associated with these assets.
CH Energy Group Strategy

Assets
Central Hudson
Griffith
Other
$1,800
$1,500
$1,200
$900
$600
$300
$0
Millions of Dollars
2004
2005
2006
2007
2008
2009
9/30/2010

Earnings Conference Call
October 28, 2010
Growing electric and natural gas utility assets at Central Hudson are the core driver of CH Energy Group’s earnings and dividends
CH Energy Group Strategy

CH Energy Group, Inc.

- A well positioned service territory with long-term growth prospects

Central Hudson
Gas & Electric Corporation

Earnings Conference Call
October 28, 2010
At Central Hudson, we are well positioned for near-term and long-
term success.
 • Strong competencies in safe and efficient utility operations, financial management, risk management, and regulatory affairs
 • Talented and committed employees
 • A culture of continuous improvement
 • A balanced three-year rate plan, effective through June 30,
 2013
 • Long-term investment opportunities in our system’s distribution infrastructure and potentially in gas and electric transmission
Central Hudson Strategy

Central Hudson Capital Expenditures
Millions of Dollars
$100
$80
$60
$40
$20
$0
2004
2005
2006
2007
2008
2009

Earnings Conference Call
October 28, 2010
Recent utility capital expenditure trends, reflecting infrastructure maintenance needs, reliability improvements and customer additions are expected to continue their pattern of growth over time.
Central Hudson Strategy

Our recent rate case supports these trends.

Capital Expenditures
Millions of Dollars
$100
$80
$60
$40
$20
$0
84
93
96
RY 1
RY 2
RY 3

Rate Base
Millions of Dollars
$1,000
$800
$600
$400
$200
$0
883
925
968
RY 1
RY 2
RY 3

RY 1, RY 2, and RY 3 are the Rate Years ending June 30, 2011, 2012, and 2013, respectively

Earnings Conference Call
October 28, 2010
Central Hudson Strategy

Earnings Conference Call
October 28, 2010
Practicing continuous improvement in everything we do
 • Company-wide Lean Six Sigma Initiative launched in 2010,
 working with the Rochester Institute of Technology’s Lean Six
 Sigma Program.
 • Data-driven approach to improve business processes, reducing cost, eliminating low-value work, and improving service quality.
 • Executive commitment and a full-time Champion
 • Training goals
 • Black Belts: 6 certified by mid-2011
 • Green Belts: 20 certified in 2010; 60 total by year-end 2011
 • White Belts: All remaining employees by year-end 2011
 • Goal: Transform the way in which we do our work!
Central Hudson Strategy

Earnings Conference Call
October 28, 2010
Over the three years of the current rate agreement, we expect
Central Hudson to perform well under its terms.
 • Achieve PSC reliability and customer satisfaction targets with no significant penalties
 • Effective expense management that enables us to achieve the
 10% allowed ROE
 • No material impact from the implementation of
 recommendations from our ongoing PSC management audit
 • Approximately 5% rate base growth
 • Capital expenditures funded from internally generated cash and long-term debt, maintaining approximately 48% regulatory
 equity ratio as reflected in rates
 • Maintain excellent liquidity and creditworthiness
Central Hudson Strategy

Earnings Conference Call
October 28, 2010
Provide exceptional value to Central Hudson customers by:
 • Practicing continuous improvement in everything we do
 • Investing in T&D infrastructure to maintain the system, enhance reliability, and improve customer satisfaction
 • Moderating cost pressures that increase customer bill levels and variability
 • Advocating on behalf of customers and other stakeholders
Establish annual and multi-year performance goals to measure our progress:
 • Safe work practices
 • Electric system reliability
 • Gas system safety
 • Continuous improvement
 program
 • Customer satisfaction
 • Financial results
 • Major operating initiatives
 • Major growth initiatives
Central Hudson Strategy

CH Energy Group, Inc.

- Opportunities to expand our customer base through selective tuck-in acquisitions

OIL
GRIFFITH
ENERGY SERVICES
Doggone Dependable

Earnings Conference Call
October 28, 2010
We are also well positioned to realize considerable shareholder value through improved performance at Griffith.
 • A strong regional brand that stands for quality, reliability, and value
 • An experienced and skilled management team
 • Talented and committed employees focused on customer
 satisfaction
 • An attractive market for our services in the Mid-Atlantic
 • Opportunities to expand our service
  offerings in HVAC
 • Capitalization (September 30, 2010):
  $30.2 million equity
  $21.0 million intercompany debt
Griffith Strategy

Earnings Conference Call
October 28, 2010
Griffith has attractive prospects for earnings growth, with several initiatives already underway to improve results.
 • Productivity offsetting inflationary cost pressures
 • Minimal net customer attrition due to high customer satisfaction and effective marketing
 • Profitable tuck-in acquisitions produce scale benefits
 • Selective and disciplined approach
 • Strong reputation among fuel distribution companies
 • Funded from internally generated cash
 • Service offering expansion in HVAC
 • Reduced commodity related volatility at smaller size
We believe Griffith should earn a return on equity exceeding the utility---and these initiatives should produce those results within
2 years.
Griffith Strategy

Earnings Conference Call
October 28, 2010
Provide premium service to Griffith customers and increase
profitability by:
 • Practicing continuous improvement in everything we do
 • Growing through selective tuck-in acquisitions
 • Expanding service offerings
Establish annual and multi-year performance goals to measure our progress:
 • Safe work practices
 • Continuous improvement program
 • Customer satisfaction
 • Operating results
 • Financial results
 • Major growth initiatives
Griffith Strategy

Earnings Conference Call
October 28, 2010
CH Energy Group has discontinued its business development
activities in non-regulated renewable energy at CHEC.
 • Investment track record
 • Lack competitive advantage and sufficiently strong core
 competencies
 • Earnings profile of typical investments not supportive of our key financial goal—increasing the dividend
Overall, we have concluded that these investments are not a good strategic fit for CH Energy Group.
Other Businesses and Investments

Earnings Conference Call
October 28, 2010
CH Energy Group plans to unwind its non-core investments in
unregulated energy production assets.
Reduce risk and volatility by seeking to divest near term:
 Ethanol production (invested capital = $0.0 million)*
 Biomass generation (invested capital = $10.8 million)**
Maximize value by holding or divesting:
 Wind energy  (invested capital = $52.5 million)***
 Landfill gas energy (invested capital = $9.5 million)*
Proceeds are expected to be used primarily for the repurchase of common stock and repayment of debt associated with these assets.
*September 30, 2010
**Estimated value after purchase of minority partner’s share of Lyonsdale Biomass.
***Estimated value upon completion of construction of Shirley Wind.
Other Businesses and Investments

Earnings Conference Call
October 28, 2010
Shareholder Value
 CH Energy Group’s (NYSE: CHG) objective is to deliver value to its shareholders through current income, in the form of quarterly dividend payments, and through share price appreciation that is expected to result from earnings growth over the long-term.

We believe CH Energy Group’s strategy offers an attractive growth trend for earnings and dividends with constrained operating and financial risk.
 • approximately 4.7% dividend yield at recent share prices
 • business strategy targeting stable and predictable earnings growth
 • growing utility rate base
 • limited commodity exposure
 • supportive regulatory environment and multi-year visibility, with a utility rate plan effective through June 30, 2013
CH Energy Group Strategy

Earnings Conference Call
October 28, 2010
Earnings per share	Greater than 5% trend growth over 2009 base of $2.76
Dividends	Payout ratio of 65% to 70%; Increases above current $2.16/share commensurate with payout ratio and earnings growth
Financial Risk	Maintain senior unsecured bond ratings at Central Hudson of A3/A/A
CH Energy Group Strategy
We have set key financial objectives to assess our
effectiveness in delivering value to shareholders over the next five years.

Earnings Conference Call
October 28, 2010
Questions and Answers
 Steven Lant  Chairman, President & CEO
 Christopher Capone Executive Vice President & CFO
 Kim Wright  Vice President - Accounting
     & Controller
 Stacey Renner  Treasurer (Investor Contact)

Earnings Conference Call
October 28, 2010
• Segment EPS Reconciliation
• Segment Information, Revenue
• Segment Information, Net Income
• Segment Information, Assets
• Selected Operational Information
Earnings Release Supplement

Earnings Conference Call
October 28, 2010
NOTE: The information above is considered a non-GAAP financial measure and is not an alternative to earnings per share determined on a consolidated basis, which is the most directly comparable GAAP measure. A reconciliation of each business unit’s earnings per share to CH
Energy Group’s earnings per share, determined on a consolidated basis, is included in the table above.
The table below presents the change in earnings of CH Energy Group’s business units in terms of earnings for each share of CH Energy Group’s Common Stock.
Management believes this presentation is useful because it shows the relative contribution of each of these business units to the earnings per share of CH Energy
Group.

Earnings per Share (basic)	Quarter Ended			Nine Months Ended
	September 30			September 30
	2009	2010	Change	2009	2010	Change
Central Hudson - Electric	$0.62	$0.64	$0.02	$1.12	$1.70	$0.58
Central Hudson - Natural Gas	(0.07)	(0.04)	0.03	0.27	0.56	0.29
Griffith	(0.22)	(0.14)	0.08	0.28	0.01	(0.27)
Other Businesses and Investments	0.01	(0.35)	(0.36)	0.04	(0.43)	(0.47)
	0.34	0.11	(0.23)	1.71	1.84	0.13

Ethanol Investment Impairment	-	(0.44)	(0.44)	-	(0.44)	(0.44)
Consolidated Earnings Before Ethanol Investment Impairment	$0.34	$0.55	$0.21	$1.71	$2.28	$0.57

Financial Results - CH Energy Group

CH Energy Group, Inc.

$150
$100
$50
$0
$3
$9
$10
$79
$29
$6
$60
$4
$9
$12
$88
$30
$7
$77
Delivery
Q3 2009
Commodity
Q3 2009
Delivery
Q3 2010
Commodity
Q3 2010

$400
$350
$300
$250
$200
$150
$100
$50
$0
$8
$43
$47
$202
$105
$90
$202
$9
$41
$60
$240
$125
$60
$196
Delivery
YTD 2009
Commodity
YTD 2009
Delivery
YTD 2010
Commodity
YTD 2010

Earnings Conference Call
October 28, 2010
Central Hudson - Electric
Central Hudson - Natural Gas
Griffith
Other Businesses
& Investments
Central Hudson - Purchased Electricity & Fuel
Central Hudson - Purchased Natural Gas
Griffith - Purchased
Petroleum
$697
$196
$731
$227
Segment Information, Revenue ($ in millions)

CH Energy Group, Inc.

$10
$5
$0
($5)
($10)
$0.1
$9.8
$(1.1)
$(3.4)
$10.1
$(0.6)
$(2.2)
$(5.5)
Q3 2009
Q3 2010
$37
$32
$27
$22
$17
$12
$7
$2
($3)
($8)
$0.7
$4.4
$4.2
$17.7
$0.2
$8.9
$26.8
$(6.9)
YTD 2009
YTD 2010
$52
$42
$32
$22
$12
$2
($8)
$1.4
$9.9
$5.7
$21.2
$7.8
$11.2
$34.3
$(7.8)
12 Months September 2009
12 Months September 2010

Earnings Conference Call
October 28, 2010
Central Hudson - Electric
Central Hudson - Natural Gas
Griffith
Other Businesses
 & Investments
$38.2*
$45.5**
$27.0*
$29.0
$5.4*
$1.8
*Griffith’s net Income in 2009 includes discontinued operations amounts of $(1.0)M for the quarter, $3.0M for the nine months ended, and $6.5M for the twelve months ended Sept. 2009.
**Griffith’s net Income includes discontinued operations of $6.8M for the twelve months ended Sept. 2010.
Segment Information, Net Income ($ in millions)

1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$66
$167
$392
$1,124
$86
$91
$374
$1,199
Sept 30, 2009
Sept 30, 2010

Earnings Conference Call
October 28, 2010
Central Hudson - Electric
Central Hudson - Natural Gas
Griffith
Other Businesses
 & Investments
$1,750
$1,749
Segment Information, Assets ($ in millions)

& Investments
$500
$250
$0
$67
$70
$390
$63
$36
$438
Sept 30, 2009
Twelve Months Average
Sept 30, 2010
Twelve Months Average

Earnings Conference Call
October 28, 2010
Central Hudson*
Griffith
Other Businesses
$537
$527
* Represents the consolidated Central Hudson including both Gas and Electric
Operations
Segment Information, Equity ($ in millions)

Earnings Conference Call
October 28, 2010

	Third Quarter	Third Quarter	Nine Months	Nine Months
	Ended Sept 30,	Ended Sept 30,	Ended Sept 30,	Ended Sept 30,
CENTRAL HUDSON GAS & ELECTRIC CORP.	2009	2010	2009	2010

Electricty Delivered (Mwh):
Residential	504,328	617,920	1,543,147	1,630,164
Commercial	507,999	550,903	1,473,012	1,503,451
Industrial	311,463	306,583	901,704	849,026
Other	8,095	8,005	26,022	25,429
Total Own Territory	1,331,885	1,483,411	3,943,885	4,008,070

Natural Gas Delivered (Mcf):
Residential	308,745	295,346	3,969,807	3,678,604
Commercial	605,061	584,863	4,740,937	4,421,864
Industrial	388,462	566,210	1,535,053	1,704,567
Other	219	202	19,849	17,788
Total Firm Sales	1,302,487	1,446,621	10,265,646	9,822,823

Interruptible Sales	1,006,853	4,015,997	1,974,482	5,790,444

Total Own Territory	2,309,340	5,462,618	12,240,128	15,613,267

Selected Operational Information

Earnings Conference Call
October 28, 2010
		Weather		Weather
		Normalized		Normalized

	Third Quarter	Third Quarter	Nine Months	Nine Months
	Ended Sept 30,	Ended Sept 30,	Ended Sept 30,	Ended Sept 30,
	2010 vs. 2009	2010 vs. 2009	2010 vs. 2009	2010 vs. 2009
CENTRAL HUDSON GAS & ELECTRIC CORP.	% Variation	% Variation	% Variation	% Variation

Electricty Delivered (Mwh):
Residential	23	3	6	-
Commercial	8	1	2	(1)
Industrial and Other	(2)	(2)	(6)	(6)
Total Own Territory	11	1	2	(2)

Natural Gas Delivered (Mcf):
Residential	(4)	4	(7)	2
Commercial	(3)	1	(7)	1
Industrial and Other	46	46	11	12
Total Own Territory	11	16	(4)	3

GRIFFITH
Sales of Petroleum Products (gallons)
Heating Oil	(13)	(10)	(9)	(5)
Motor Fuels	(4)	(4)	(2)	(2)
Propane and Other	(8)	(7)	(4)	(2)
Total	(6)	(5)	(6)	(4)
Selected Operational Information

Earnings Conference Call
October 28, 2010

	Third Quarter	Nine Months
	Ended Sept 30,	Ended Sept 30,
	2010 vs. 2009	2010 vs. 2009
	% Variation	% Variation
CENTRAL HUDSON GAS & ELECTRIC CORP.

Cooling Degree Days:
Billing Cycle vs. Prior Year	78	77
Billing Cycle vs. Normal	55	57

Heating Degree Days:
Billing Cycle vs. Prior Year	(30)	(9)
Billing Cycle vs. Normal	(31)	(9)

GRIFFITH

Heating Degree Days:
Billing Cycle vs. Prior Year	(50)	(13)
Billing Cycle vs. Normal	(8)	(8)

Selected Operational Information